REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM


To the Shareholders of TOPS Protected Balanced ETF
Portfolio, TOPS Protected Growth ETF Portfolio, and TOPS
Protected Moderate Growth ETF Portfolio and the Board of
Trustees of Northern Lights Variable Trust

In planning and performing our audit of the financial statements of TOPS Protected Balanced ETF Portfolio, TOPS Protected
Growth ETF Portfolio, and TOPS Protected Moderate Growth
ETF Portfolio (the Portfolios), each a series of shares of beneficial interest of Northern Lights Variable Trust, as of and for the year ended December 31, 2012, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), we considered their internal control over financial reporting, including controls over safeguarding securities, as a basis for designing our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-
SAR, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios internal control over financial reporting. Accordingly, we express no such opinion.

The management of Northern Lights Variable Trust is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. A companys internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with accounting principles generally accepted in the United States of America (GAAP). A companys internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of the financial statements in accordance with GAAP, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and trustees of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a companys assets that could have a material effect on the financial statements.

Because of inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions or that the degree of compliance with the policies or procedures may deteriorate.

A deficiency in internal control over financial reporting exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A material weakness is a deficiency, or combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the Portfolios annual or interim financial statements will not be prevented or detected on a timely basis.

Our consideration of the Portfolios internal control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control that might be material weaknesses under standards established by the PCAOB.
However, we noted no deficiencies in the internal control over financial reporting and its operations, including controls over safeguarding securities, that we consider to be material weaknesses, as defined above, as of December 31, 2012.


This report is intended solely for the information and use of the shareholders of TOPS Protected Balanced ETF Portfolio,
TOPS Protected Growth ETF Portfolio, and TOPS Protected
Moderate Growth ETF Portfolio, management and the Board of
Trustees of Northern Lights Variable Trust, and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.



			BBD,
LLP


Philadelphia, Pennsylvania
February 14, 2013







REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM


To the Shareholders of TOPS Aggressive Growth ETF
Portfolio, TOPS Balanced ETF Portfolio, TOPS Capital
Preservation ETF Portfolio, TOPS Growth ETF Portfolio,
TOPS Moderate Growth ETF Portfolio  and the Board of
Trustees of Northern Lights Variable Trust

In planning and performing our audit of the financial statements of TOPS Aggressive Growth ETF Portfolio, TOPS Balanced
ETF Portfolio, TOPS Capital Preservation ETF Portfolio, TOPS Growth ETF Portfolio, and TOPS Moderate Growth ETF
Portfolio (the Portfolios), each a series of shares of beneficial interest of Northern Lights Variable Trust, as of and for the year ended December 31, 2012, in accordance with the standards of the Public Company Accounting Oversight Board (United
States) (PCAOB), we considered their internal control over financial reporting, including controls over safeguarding securities, as a basis for designing our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-
SAR, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios internal control over financial reporting. Accordingly, we express no such opinion.

The management of Northern Lights Variable Trust is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. A companys internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with accounting principles generally accepted in the United States of America (GAAP). A companys internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of the financial statements in accordance with GAAP, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and trustees of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a companys assets that could have a material effect on the financial statements.

Because of inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions or that the degree of compliance with the policies or procedures may deteriorate.

A deficiency in internal control over financial reporting exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A material weakness is a deficiency, or combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the Portfolios annual or interim financial statements will not be prevented or detected on a timely basis.

Our consideration of the Portfolios internal control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control that might be material weaknesses under standards established by the PCAOB.
However, we noted no deficiencies in the internal control over financial reporting and its operations, including controls over safeguarding securities, that we consider to be material weaknesses, as defined above, as of December 31, 2012.


This report is intended solely for the information and use of the shareholders of TOPS Aggressive Growth ETF Portfolio, TOPS
Balanced ETF Portfolio, TOPS Capital Preservation ETF
Portfolio, TOPS Growth ETF Portfolio, and TOPS Moderate
Growth ETF Portfolio, management and the Board of Trustees of Northern Lights Variable Trust, and the Securities and
Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.



			BBD,
LLP


Philadelphia, Pennsylvania
February 14, 2013